UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2011

HUMAN GENOME SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14169	22-3178468
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 Shady Grove Road, Rockville, Maryland	20850-7464
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 309-8504

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

From time to time, we intend to present to investors our current corporate update slides. A copy of this updated slide presentation, dated September 8, 2011, is furnished herewith as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99	Corporate Update Presentation, dated September 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.

By:	/s/ James H. Davis, Ph.D.
Name: James H. Davis, Ph.D.
Title: Executive Vice President, General Counsel and Secretary

Date: September 8, 2011

INDEX TO EXHIBITS

Exhibit No.	Description
99	Corporate Update Presentation, dated September 8, 2011.